UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC  20549
                           _____________________

                                 FORM 8-K


                              CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported):  October 13, 2004
                                                      ----------------


                        CAPITAL CITY BANK GROUP, INC.
                        -----------------------------
            (Exact name of registrant as specified in its charter)


       Florida                      0-13358                 59-2273542
------------------------    ------------------------    -----------------
(State of Incorporation)    (Commission File Number)      (IRS Employer
                                                        Identification No.)


   217 North Monroe Street, Tallahassee, Florida            32301
   ---------------------------------------------          ----------
      (Address of principal executive office)             (Zip Code)




   Registrant's telephone number, including area code: (850) 671-0300
                                                       --------------


        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

                         CAPITAL CITY BANK GROUP, INC.

                                  FORM 8-K
                               CURRENT REPORT


Item 8.01.  Other Events

     As previously announced on May 13, 2004, Capital City Bank Group, Inc. ("CCBG") and its subsidiary, Capital City Bank, have executed an Agreement and Plan of Merger (the "Agreement") with Farmers and Merchants Bank, a Georgia chartered bank ("FMB"), under which FMB will be acquired by CCBG in a merger transaction. As set forth in the Agreement, each share of FMB Common Stock, excluding shares held by shareholders who perfect their statutory dissenters' rights, will be converted into the right to receive $666.50 in cash and an amount of CCBG Common Stock based on the average of the daily closing sales prices of one share of CCBG Common Stock for the twenty consecutive full trading days ending on the fifth full trading day preceding the closing date of the transaction (the "Average Closing Price"). As set forth in the Agreement, each holder of FMB Common Stock who would otherwise be entitled to receive a fraction of a share of CCBG Common Stock shall receive, in lieu thereof, cash, in an amount equal to such fractional part of a share of CCBG Common Stock multiplied by the Average Closing Price.
Subject to approval of the transaction by the FMB shareowners at the special meeting called for October 15, 2004 at 10:00 a.m. Eastern Time, the parties currently anticipate the transaction will close on October 15, 2004.

     Assuming that the FMB shareowners approve the transaction and that the transaction closes on October 15, 2004, the Average Closing Price for the period ending on October 8, 2004 would be $39.022 per share. Based on these factors, each share of FMB Common Stock, excluding shares held by shareholders who perfect their statutory dissenters' rights, will be converted into the right to receive $666.50 in cash and 17.080 shares of CCBG Common Stock. In addition, each holder of FMB Common Stock who would otherwise be entitled to receive a fraction of a share of CCBG Common Stock shall receive, in lieu thereof, cash, in an amount equal to such fractional part of a share of CCBG Common Stock multiplied by $39.022.


                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CAPITAL CITY BANK GROUP, INC.


Date:  October 13, 2004                By: /s/ J. Kimbrough Davis
                                           -----------------------
                                           J. Kimbrough Davis,
                                           Executive Vice President
                                           and Chief Financial Officer